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                                                                   EXHIBIT 10.32


                              SECOND AMENDMENT TO
                             STOCKHOLDERS AGREEMENT


     The parties to this Second Amendment to Stockholders Agreement, dated as of March 14, 1998, are UNIFI Communications, Inc., a Delaware corporation (the

"Company"), SingTel Global Services Pte. Ltd., ("ST Global") a wholly-owned
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subsidiary of Singapore Telecommunications Limited, a Singapore corporation with its registered office at 31 Exeter Road, Comcentre, Singapore 239732, Douglas J. Ranalli and Shelly Ranalli, each of Cambridge, Massachusetts.

                                    RECITALS

     A.   The parties are parties to a Stockholders Agreement (the "Agreement")
                                                                    ---------
dated as of April 10, 1995, as amended by the First Amendment thereto dated as of February 21, 1997.

     B. ST Global is as of the date of this Second Amendment selling all of its shares of Series G Convertible Preferred Stock of the Company to Douglas J. Ranalli.

     C. The parties desire that the Agreement terminate and be of no further force or effect as to ST Global.

The parties accordingly agree as follows.

     1. The Agreement is hereby terminated, effective as of the date first above written, as to ST Global. Notwithstanding that ST Global may presently or in the future hold shares of capital stock in the Company, from and after the date hereof ST Global shall have no rights or obligations under the Agreement, including without limitation the right to nominate members to the Company's Board of Directors and the obligation to vote shares of the Company's capital stock held by ST Global in favor of nominees to the Company's Board of Directors of any other party to the Agreement or otherwise.

     2. Except as amended hereby, the Agreement shall remain in full force and effect as to all parties other than ST Global.


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     IN WITNESS WHEREOF, the parties have executed this Second Amendment to
Stockholders Agreement as of the date first above written.

UNIFI COMMUNICATIONS, INC.      SINGTEL GLOBAL SERVICES PTE LTD


By:   /s/ Douglas J. Ranalli                      By:   /s/ Chua Sock Koong
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     Douglas J. Ranalli
     President                                    Title: Director
                                                        ------------------------


   /s/ Douglas J. Ranalli                         /s/ Shelley Ranelli
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 Douglas J. Ranalli                             Shelley Ranalli